2Q25 Earnings Presentation July 29, 2025

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, including our expected return to profitability, any expected headwinds, our product offerings and loyalty initiatives, and our business strategy and plans and objectives for future operations, such as our JetForward initiatives and its Blue Sky component. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; the risk associated with the execution of our strategic operating plans in the near- term and long-term; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to the NEA and our wind-down of the NEA; risks associated with stockholder activism; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; possible failure to comply with financial and other debt covenants included in the agreements governing our debt; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with our development and use of AI-powered solutions; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing scrutiny of, and evolving expectations regarding, environmental and social matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Earnings Release, could cause our results to differ materially from those expressed in the forward- looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2024, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this Earnings Release might not occur. Our forward-looking statements speak only as of the date of this Earnings Release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. 2

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power 2Q25 Recap and JetForward Update Joanna Geraghty Chief Executive Officer 3

JetBlue delivered a positive operating margin and strong operational performance in 2Q 2Q performance met or exceeded guidance (1) ranges • Strong peaks and close-in demand drove year-over-year RASM of (1.5%), exceeding our guidance range • Continued progress on JetForward drove improved on-time performance (2) and completion factor in 2Q, resulting in a double digit increase in Net Promoter Score, and CASM ex-Fuel (3) up 6.0% YoY, outperforming better end of guidance range Making progress on long term structural change to restore profitability • Announced Blue Sky – our collaboration with United Airlines – expected to add $50M in incremental EBIT to JetForward and greatly expand our distribution reach and customer choice, increase utility of TrueBlue®, and turbocharge Paisly • Improving forecast of Pratt & Whitney aircraft on ground supports capital-light capacity growth through end of decade, enabling a more favorable ex-fuel unit cost growth trajectory 2Q25 (1) Guidance as of April 29, 2025. (2) On-time performance defined as arrival within 14 minutes of scheduled arrival time (A14). (3) See Appendix A for further details on Non-GAAP measures. 4

JetForward: Our path to sustained profitability

Increasing target by $50M to $850-950M (1) EBIT (2) through 2027



Unrealized
Realized as of July 1, 2025
Increased target
~$100M
$15M
~$175M
$15M
~$450M
$125M
~$175M
$25M
$850 - $950M
$180M

Notable for 1H 2025

Reliable & caring service

60+ total reliability initiatives:

- ✓ *For 1H25, A14 was up 3 points YoY and completion factor was up 0.5 points YoY resulting in material cost savings*

Best East Coast leisure network

Continued ramp of 2H24 moves:

- ✓ *TATL & Mint® optimization drove margin improvement*
- ✓ *Newer secondary Northeast cities ramping ahead of expectations*

Products & perks customers value

Expanded premium profile:

- ✓ *Preferred seating outpaced expectation*
- ✓ *Launched distinct EvenMore® offering*
- ✓ *Premium Credit Card exceeded sign-up targets*

A secure financial future

+100 initiatives with 1H25 focusing on:

- ✓ *AI and data science enabled increased customer self-service*
- ✓ *Launched tools to better manage crew disruptions*
- ✓ *Adopted flight mapping software, among other initiatives, to reduce fuel consumption*

Program highlights

Realized a total of $90M incremental EBIT in 1H25 on top of the $90M EBIT captured in 2024 – on track to realize cumulative $290MM by end of 2025

Announced Blue Sky – accelerating JetForward and increasing our target by $50M to $850-950M incremental EBIT by 2027

Significant improvement across all operational metrics – essential to improving financial performance

(1) Stated EBIT initiative range is forecasted to include ~$25M of incremental depreciation, amortization and aircraft rent expense through 2027.

(2) Management reviews the estimated amount of earnings before interest and taxes attributable to JetForward initiatives within a given period to evaluate progress against our financial and operational targets. Incremental EBIT reflects the estimated impact of strategic initiatives on profitability, such as partnerships, fleet optimization, network changes, and cost reduction programs.

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The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Commercial Update and Outlook Marty St. George President 6

Blue Sky increases 2027 JetForward EBIT target by $50M

This is incremental to initial JetForward partnership assumption

jetBlue | UNITED

Traditional Interline Agreement – Expands our distribution reach and customer choice by cross-merchandising flights on one another's website and app

Loyalty – Enhancing the utility of points through reciprocal accrual and redemption for TrueBlue® and MileagePlus® customers, and transferable loyalty benefits

Paisly – Turbocharging high-margin growth as United transitions to distributing non-flight ancillaries including cruises, hotels, packages, rental cars, and travel insurance through Paisly

Note: Not a comprehensive list of benefits.

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Expecting close-in demand strength to carry into 3Q

2Q2025 vs. 2Q2024



ASMs
RASM
(1.5%)
(1.5%)
Guidance (1)
(3.5%) to (0.5%)
Guidance
(7.5%) to (3.5%)

3Q2025 vs. 3Q2024



ASMs
RASM
See Next Slide
Guidance
(1.0%) to 2.0%
Guidance
(6.0%) to (2.0%)

2Q25 revenue results beat initial expectations

- Demand characterized by strong peaks, elevated close-in demand and relatively weak troughs
  - Revenue generated within 14 days of travel increased 7% YoY
  - Easter and Memorial Day peaks performed well
- Premium, loyalty and transatlantic continue to demonstrate resilience
  - Premium unit revenues up mid single digits YoY
  - Loyalty revenues up mid single digits and TrueBlue® enrollments up 5% YoY
  - Mint® and transatlantic performed well with transatlantic unit revenues up low single digits
- Delivered strong operation during 2Q and achieved a completion factor of 99.6%

Close-in demand strength continuing into 3Q

- Forecasting similar demand environment in 3Q vs. 2Q, with similarly strong peaks, including during the July 4th holiday
- Quarter to date completion factor pressured due to severe weather days doubling YoY and July Air Traffic Control (ATC) challenges
- 3Q ASM guidance assumes weather and ATC normalize after July

3Q YoY sequential RASM progression impacted by transient factors

- See next slide for details

(1) Guidance represents April 29, 2025 of (3.5%) to (0.5%) YoY for ASMs and (7.5%) to (3.5%) YoY for RASM.

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3Q RASM guide reflects sequential improvement, when adjusting for transitory factors


2Q YoY RASM
2Q25 Actual YoY RASM
Easter + Newark Benefit
2Q25 Adjusted YoY RASM
(1.5%)
(~2%)
(~3.5%)


3Q YoY RASM
3Q25 Implied YoY RASM Midpoint (1)
Crowdstrike Headwind
3Q25 Implied Adjusted YoY RASM Midpoint
(~4%)
~1%
(~3%)

YoY capacity increases sequentially as well

~2pts of sequential YoY capacity acceleration at midpoint of 3Q guidance[(1)]

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[(1)] Guidance represents (1.0%) to 2.0% YoY for ASMs and (6.0%) to (2.0%) YoY for RASM.

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The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Financial Update and Outlook Ursula Hurley Chief Financial Officer 10

Pratt & Whitney AOG forecast improving, supporting capital light growth trajectory through the end of the decade

Improving AOG forecast is enabling long-term capacity growth and a better CASM ex-fuel growth trajectory

Taking action to optimize our fleet plan for growth and balance sheet health

Expected capital expenditures trending below $1B annually, from 2026 through end of decade

Expected Average Annual Active Aircraft (1)



AOGs returning to service are a capital light lever for growth
~280
~290
2025
2026
2027
2028
2029

- (+) **Improving AOG forecast** (2) – expected to decrease this year and next and fully resolve by year-end 2027
- (-) **Pausing four of 10 planned A320 restyles**
- (-) **Selling two XLRs** to avoid orphan fleet
- (-) **Ending E190 flying** after Labor Day and simplifying our fleet to two types

Prudent fleet actions help support healthy liquidity while also facilitating sequential ASM growth

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(1) Excludes aircraft grounded for GTF inspections and those removed from service. Includes aircraft undergoing other heavy maintenance or retrofits.
(2) We now expect AOGs to average below 10 for 2025, compared to mid-to-high teens previously. In 2026, we expect AOGs to average mid-single-digits.

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Executing on controllable costs

CASM ex-Fuel [1],[2] YoY Growth



6.5% to 8.5%
6.0%
4.0% to 6.0%
5.0% to 7.0%
Initial 2Q25 Guidance [3]
2Q25 Actuals
3Q25 Guidance
FY25 Guidance
YoY ASM Growth
(3.5%) to (0.5%)
(1.5%)
(1.0%) to 2.0%
(2.5%) to (0.5%)

	3Q CASM ex-Fuel Main Drivers
~3.0 pts	*Maintenance*
~2.0pts	*Crewmember wages and benefits*
~1.0 pts	*July operational disruption*
(2.0 pts)	*Benefit from sale of portion of E190s and other fleet transactions*

Beat 2Q CASM-ex guidance

- Mitigated close-in capacity reductions, beating midpoint of guidance, driven by:
  - Better-than-expected completion factor (~0.5 pts)
  - Cost reductions (~0.5 pts) – including reduced overhead budgets, set further limits on discretionary spend, and combined / restructured roles across our support centers
  - Timing shifts as well as aircraft and engine transactions (~0.5 pts)

3Q CASM-ex improving sequentially, though challenged by weather & Air Traffic Control

- 3Q CASM-ex aided by modest capacity growth over the quarter (~0.5% YoY at midpoint of guidance) but is pressured by difficult July operating environment:
  - ~1pt of wage increases driven by lapping the pilot rate increase in August, sequential improvement vs. ~2pts in previous quarters
  - ~1pt impact from July operational disruptions from weather and ATC challenges
  - Benefiting ~2pts from the gain on sale of E190s and other fleet transactions

Reinstating initial CASM-ex FY guide despite ~1.5 pts less capacity vs. initial guide

- FY guide demonstrates progress from our strong operation and cost reduction programs

[1] Operating expense per available seat mile, excluding fuel, other non-airline operating expenses and special items ("CASM ex-Fuel"); See Appendix A for further details on Non-GAAP measures.
[2] Guidance does not include potential impacts from tariffs.
[3] ASM & CASM ex-Fuel guidance as of April 29, 2025.

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13 (1) See Appendix A for further details on Non-GAAP measures. (2) Does not include potential impact from tariffs. (3) JetBlue utilizes the forward Brent crude curve and the forward Brent crude to jet crack spread to calculate fuel price for the current quarter. Fuel price is based on forward curve as of July 14th, 2025. Includes fuel taxes and other fees. (4) Capital expenditures exclude Airbus A321neo XLRs, which JetBlue has entered into an agreement to sell. Guidance Estimated 3Q 2025 Estimated FY 2025 ASMs Year-over-Year (1.0%) – 2.0% (2.5%) – (0.5%) RASM Year-over-Year (6.0%) – (2.0%) – CASM ex-Fuel (1),(2) Year-over-Year 4.0% – 6.0% 5.0% – 7.0% Fuel Price per Gallon (3) $2.50 – $2.65 – Interest Expense – ~$600 million Capital Expenditures ~$375M ~$1.2 billion (4) Outlook summary

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Appendix 14

Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. This Presentation includes an explanation of each non-GAAP financial measure presented in this Presentation and a reconciliation of certain non-GAAP financial measures used in this Presentation to the most directly comparable GAAP financial measures. With respect to JetBlue’s CASM Ex-Fuel (1) guidance, we are not able to provide a reconciliation of forward- looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. (1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items. Appendix A 15

Operating expense per available seat mile, excluding fuel, other non-airline operating expenses, and special items ("CASM Ex-Fuel")

Operating Expense per Available Seat Mile ("CASM") is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel, operating expenses related to other non-airline businesses, such as Paisly (f/k/a JetBlue Travel Products) and JetBlue Technology Ventures (JBV), and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact.

We believe that Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines.

For each of the three and six months ended June 30, 2025, special items included voluntary opt-out costs.

For the three months ended June 30, 2024, special items included voluntary opt-out costs. For the six months ended June 30, 2024, special items included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs.

The table below provides a reconciliation of our total operating expenses (GAAP measure) to Operating Expenses ex-fuel, and our CASM to CASM ex-fuel for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER ASM (CASM), EXCLUDING FUEL

(unaudited)

	Three Months Ended June 30,						Six Months Ended June 30,					
	$			Cents per ASM			$			Cents per ASM		
(in millions; per ASM data in cents; percent changes based on unrounded numbers)	2025	2024	Percent Change	2025	2024	Percent Change	2025	2024	Percent Change	2025	2024	Percent Change
Total operating expenses	$ 2,350	$ 2,371	(0.9)	14.13	14.04	0.6	$ 4,664	$ 5,300	(12.0)	14.47	15.96	(9.4)
Less:												
Aircraft fuel	504	626	(19.4)	3.03	3.71	(18.2)	1,015	1,251	(18.9)	3.15	3.77	(16.5)
Other non-airline expenses	16	15	4.1	0.10	0.09	5.7	32	32	1.1	0.10	0.10	4.1
Special items	24	1	NM (1)	0.14	—	NM	24	563	(95.8)	0.07	1.69	(95.7)
Operating expenses, excluding fuel	$ 1,806	$ 1,729	4.4	10.86	10.24	6.0	$ 3,593	$ 3,454	4.0	11.15	10.40	7.1

(1) Not meaningful or greater than 100% change.

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Operating expense, operating income (loss), operating margin, pre-tax income (loss), pre-tax margin, net income (loss) and earnings (loss) per share, excluding special items and gain (loss) on investments

Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items.

For each of the three and six months ended June 30, 2025, special items included voluntary opt-out costs.

For the three months ended June 30, 2024, special items included voluntary opt-out costs. For the six months ended June 30, 2024, special items included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs.

Certain net gains and losses on our investments were also excluded from our June 30, 2025 and 2024 non-GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), OPERATING MARGIN, PRE-TAX INCOME (LOSS), PRE-TAX MARGIN, NET INCOME (LOSS), EARNINGS (LOSS) PER SHARE, EXCLUDING SPECIAL ITEMS, AND GAIN (LOSS) ON INVESTMENTS

(unaudited)

(in millions except percentages)	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Total operating revenues	**$ 2,356**	**$ 2,428**	**$ 4,496**	**$ 4,637**
RECONCILIATION OF OPERATING EXPENSE				
Total operating expenses	$ 2,350	$ 2,371	$ 4,664	$ 5,300
Less: Special items	24	1	24	563
Total operating expenses excluding special items	$ 2,326	$ 2,370	$ 4,640	$ 4,737
Percent change	(1.9)%		(2.0)%	
RECONCILIATION OF OPERATING INCOME (LOSS)				
Operating income (loss)	$ 6	$ 57	$ (168)	$ (663)
Add back: Special items	24	1	24	563
Operating income (loss) excluding special items	$ 30	$ 58	$ (144)	$ (100)
RECONCILIATION OF OPERATING MARGIN				
Operating margin	0.3 %	2.3 %	(3.7)%	(14.3)%
Operating income (loss) excluding special items	$ 30	$ 58	$ (144)	$ (100)
Total operating revenues	2,356	2,428	4,496	4,637
Adjusted operating margin	1.3 %	2.4 %	(3.2)%	(2.2)%
RECONCILIATION OF PRE-TAX INCOME (LOSS)				
Income (loss) before income taxes	$ (94)	$ 31	$ (365)	$ (736)
Add back: Special items	24	1	24	563
Less: Gain (loss) on investments, net	3	(2)	4	(23)
Income (loss) before income taxes excluding special items and gain (loss) on investments	$ (73)	$ 34	$ (345)	$ (150)
RECONCILIATION OF PRE-TAX MARGIN				
Pre-tax margin	(4.0)%	1.3 %	(8.1)%	(15.9)%
Income (loss) before income taxes excluding special items	$ (73)	$ 34	$ (345)	$ (150)
Total operating revenues	2,356	2,428	4,496	4,637
Adjusted pre-tax margin	(3.1)%	1.4 %	(7.7)%	(3.2)%
RECONCILIATION OF NET INCOME (LOSS)				
Net income (loss)	$ (74)	$ 25	$ (282)	$ (691)
Add back: Special items	24	1	24	563
Less: Income tax benefit related to special items	6	1	6	8
Less: Gain (loss) on investments, net	3	(2)	4	(23)
Less: Income tax benefit (expense) related to gain (loss) on investments, net	(1)	1	(1)	6
Net income (loss) excluding special items and gain (loss) on investments	$ (58)	$ 26	$ (267)	$ (119)

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Operating expense, operating income (loss), operating margin, pre-tax income (loss), pre-tax margin, net income (loss) and earnings (loss) per share, excluding special items and gain (loss) on investments (continued) Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items. For each of the three and six months ended June 30, 2025, special items included voluntary opt-out costs. For the three months ended June 30, 2024, special items included voluntary opt-out costs. For the six months ended June 30, 2024, special items included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs. Certain net gains and losses on our investments were also excluded from our June 30, 2025 and 2024 non-GAAP results. We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented. NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, OPERATING INCOME (LOSS), OPERATING MARGIN, PRE-TAX INCOME (LOSS), PRE-TAX MARGIN, NET INCOME (LOSS), EARNINGS (LOSS) PER SHARE, EXCLUDING SPECIAL ITEMS, AND GAIN (LOSS) ON INVESTMENTS (unaudited) Three Months Ended June 30, Six Months Ended June 30, CALCULATION OF EARNINGS (LOSS) PER SHARE 2025 2024 2025 2024 Earnings (loss) per common share Basic $ (0.21) $ 0.07 $ (0.79) $ (2.02) Add back: Special items 0.07 — 0.07 1.64 Less: Income tax benefit related to special items 0.02 — 0.02 0.02 Less: Gain (loss) on investments, net — (0.01) 0.01 (0.07) Less: Income tax benefit (expense) related to gain (loss) on investments, net — — — 0.02 Basic excluding special items and gain (loss) on investments $ (0.16) $ 0.08 $ (0.75) $ (0.35) Diluted $ (0.21) $ 0.07 $ (0.79) $ (2.02) Add back: Special items 0.07 — 0.07 1.64 Less: Income tax benefit related to special items 0.02 — 0.02 0.02 Less: Gain (loss) on investments, net — (0.01) 0.01 (0.07) Less: Income tax benefit (expense) related to gain (loss) on investments, net — — — 0.02 Diluted excluding special items and gain (loss) on investments $ (0.16) $ 0.08 $ (0.75) $ (0.35) 18

Aircraft Deliveries (1) A220 A321neo (2) Total (3) 2025 (4) 18 2 20 2026 16 - 16 2027 7 - 7 2028 9 - 9 2029 7 - 7 Thereafter 1 44 45 Appendix B: Order Book (1) Our committed future aircraft deliveries are subject to change based on modifications to the contractual agreements or changes to the delivery schedules. (2) Excludes two Airbus A321neo XLRs, which JetBlue has entered an agreement to sell. Based on terms of agreement, JetBlue will accept formal delivery of the aircraft and redeliver them to a third party immediately thereafter. (3) In addition, we have options to purchase 20 A220-300 aircraft in 2027 and 2028. (4) Includes three aircraft delivered in 1Q 2025 and five delivered in 2Q 2025. JetBlue’s aircraft deliveries for full year as of June 30, 2025: 19

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power